UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: June 25, 2015

Date of Earliest Event Reported: June 16, 2015

International Endeavors Corporation

(Exact name of registrant as specified in its charter)

Nevada	333-202639	46-5692180
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

43020 Blackdeer Loop

Temecula, California 92590

www.Internationalendeavorscorp.com

(951)-296-1024

(Address of principal executive offices)(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[__]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[__]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On June 16, 2015, Harris & Gillespie CPA'S, PLLC (the "Former Accountant") was deregistered per PCAOB Release No. 105-2015-011. As a result of the transaction, on June 16, 2015, the Former Accountant resigned as the Company's independent registered public accounting firm and the Company engaged Michael Gillespie & Associates, PLLC (the "New Accountant") as the Company's independent registered public accounting firm. The engagement of the New Accountant was approved by the Company's Board of Directors.

The Former Accountant's audit report on the financial statements of the Company for the fiscal year ended December 31, 2014 contained no adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit report on the financial statements of the Company for the fiscal year ended December 31, 2014 contained an uncertainty about the Company's ability to continue as a going concern.

During the Company's most recent fiscal year, the subsequent interim period thereto, and through June 16, 2015, there were no "disagreements" (as such term is defined in Item 304 of Regulation S-K) with the Former Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of the Former Accountant would have caused them to make reference thereto in their reports on the financial statements for such periods.

During the Company's most recent fiscal year, the subsequent interim period thereto, and through June 16, 2015, there were no "reportable events" (as such term is defined in Item 304 of Regulation S-K).

Prior to retaining the New Accountant, the Company did not consult with the New Accountant regarding either: (i) the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was the subject of a "disagreement" or a "reportable event" (as those terms are defined in Item 304 of Regulation S-K).

On June 24, 2015, the Company provided the Former Accountant with its disclosures in the Current Report on Form 8-K disclosing the dismissal of the Former Accountant and requested in writing that the Former Accountant furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. The Former Accountant's response is filed as an exhibit to this Current Report on Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description

16	Letter dated June 25, 2015 from Gillespie & Associates, PLLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

International Endeavors Corporation.

Date: June 25, 2015	By: /s/ Nate Engel
Nate Engel
Principal Executive, Financial Officer and Chief Accounting Officer

Exhibit 16.1

HARRIS & GILLESPIE CPA’S, PLLC

CERTIFIED PUBLIC ACCOUNTANTÕS

3901 STONE WAY N., SUITE 202

SEATTLE, WA 98103

206.547.6050

Exhibit 16.1

June 25, 2015

Office of the Chief Accountant

Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549

Re: INTERNATIONAL ENDEAVORS CORPORATION

Dear Sirs/Madams:

The undersigned Harris & Gillespie CPA’s, PLLC previously acted as independent accountants to audit the financial statements of International Endeavors, Corporation. We are no longer acting as independent accountants to the Company.

This letter will confirm that we have read Item 4.01 included in the Form 8-K dated June 25, 2015 of International Endeavors Corporation to be filed with the Securities and Exchange Commission and are in agreement with the statements related to our firm.

We hereby consent to the filing of this letter as an exhibit to the foregoing report on Form 8-K.

Very truly,

/S/ HARRIS & GILLESPIE CPA’S, PLLC